                                                                 Exhibit 10.10.3

                              ASSUMPTION AGREEMENT


              This ASSUMPTION AGREEMENT, dated as of September 15, 1993 (this "Agreement"), is among PRIME RECEIVABLES CORPORATION (the "Transferor"), a Delaware corporation, FEDERATED DEPARTMENT STORES, INC. ("Federated"), a Delaware corporation, CHEMICAL BANK, as Trustee (in such capacity, the "Trustee"), a New York banking corporation, and FDS NATIONAL BANK (the "Bank"), a national banking association.

                              W I T N E S S E T H
                              -------------------

              WHEREAS, the Transferor, Federated and the Trustee entered into and Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 (the "Pooling and Servicing Agreement", under the terms of which Federated agreed, among other things, to act as Servicer of certain receivables transferred from the Transferor to the Trustee pursuant to such agreement;

              WHEREAS, Section 3.01 of the Pooling and Servicing Agreement contemplates that an Affiliate of Federated may succeed Federated as Servicer provided certain conditions are met; and

              WHEREAS, the Bank is an Affiliate of Federated that desires to become Servicer under the Pooling and Servicing Agreement;

              NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

              Section 1.01. DEFINED TERMS. Capitalized terms used herein and not otherwise defined have the meanings assigned such terms in the Pooling and Servicing Agreement.

                                   ARTICLE II
                 TRANSFER AND ASSUMPTION OF OBLIGATIONS AS SERVICER

              Section 2.01. TRANSFER AND ASSUMPTION OF OBLIGATIONS. Federated hereby assigns and transfers to the Bank, and the Bank hereby unconditionally assumes and agrees to perform, every covenant and obligation of the Servicer under the Pooling and Servicing Agreement. The Bank shall, upon the effectiveness of





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this Agreement, be designated for all purposes and in all respects the Servicer under the Pooling and Servicing Agreement.

              Section 2.02. AFFIRMATION OF OBLIGATIONS. Notwithstanding the transfer and assignment of its obligations as Servicer, Federated hereby affirms and acknowledges that it remains jointly and severally liable with the Bank for amounts payable to the Trustee pursuant to Section 11.05 of the Pooling and Servicing Agreement.

              Section 2.03. REVERSION TO FEDERATED. Notwithstanding the transfer and assumption effected by this Agreement, if at any time, for any reason, the bank is unwilling or unable to perform its duties and fulfill its obligations as Servicer under the Pooling and Servicing Agreement, then the duties, obligations and designation as Servicer under the Pooling and Servicing Agreement shall automatically revert to Federated, with no further action, approval, consent or waiver required by any party.

                                 ARTICLE III
                          CONDITIONS TO EFFECTIVENESS

              Section 3.01. CONDITIONS PRECEDENT. This Agreement shall not become effective under the following conditions precedent are met:

              (a) the Trustee shall have received an opinion of counsel that the execution, delivery and performance of this Agreement by the parties hereto shall not cause the Trust to be characterized for Federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the Federal income taxation of any outstanding Series of Investor Certificates or any Certificate Owner; and

              (b) the Trustee shall have received written confirmation from each Rating Agency to the effect that the then current rating of any Series or class of any Series will not be reduced or withdrawn as a result of this Agreement.

              Section 3.02. BINDING EFFECT. This Agreement shall become effective (i) upon the fulfillment of each of the conditions to effectiveness identified in Section 3.01 hereof and (ii) when it shall have been executed by each party hereto, and from such date shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns.





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                                   ARTICLE IV
                                 MISCELLANEOUS

              Section 4.01. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

              Section 4.02. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

              Section 4.03. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

              Section 4.04. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties hereto concerning the matters set forth herein and supersedes all prior arrangements, communications and discussions, whether oral or written, between the parties concerning such matters.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective offices thereunto duly authorized, as of the date first above written.

                                        PRIME RECEIVABLES CORPORATION

                                        By      /s/Susan R. Robinson
                                           ---------------------------
                                        Title        President
                                              ------------------------

                                        FEDERATED DEPARTMENT STORES, INC.

                                        By      /s/Karen M. Hoguet
                                           ---------------------------
                                        Title
                                              ------------------------

                                        CHEMICAL BANK

                                        By
                                           ---------------------------
                                        Title
                                              ------------------------

                                        FDS NATIONAL BANK

                                        By     /s/Susan P. Storer
                                           ---------------------------
                                        Title     CFO & Treasurer
                                              ------------------------





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                                                COUNTERPART SIGNATURE PAGE
                                   ARTICLE IV
                                 MISCELLANEOUS

                 Section 4.01. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                 Section 4.02. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

                 Section 4.03. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

                 Section 4.04. ENTIRE AGREEMENT. This Agreement sets forth the entire understanding of the parties hereto concerning the matters set forth herein and supersedes all prior arrangements, communications and discussions, whether oral or written, between the parties concerning such matters.

                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective offices thereunto duly authorized, as of the date first above written.

                                        PRIME RECEIVABLES CORPORATION

                                        By      /s/Susan R. Robinson
                                           --------------------------
                                        Title     President
                                              -----------------------

                                        FEDERATED DEPARTMENT STORES, INC.

                                        By      /s/Karen M. Hoguet
                                           --------------------------
                                        Title
                                              -----------------------

                                        CHEMICAL BANK

                                        By     /s/signature illegible
                                           --------------------------
                                        Title     Vice President
                                              -----------------------

                                        FDS NATIONAL BANK

                                        By     /s/Susan P. Storer
                                           --------------------------
                                        Title     CFO & Treasurer
                                              -----------------------





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